                                                                    EXHIBIT 10.3


                        FIRST AMENDMENT TO LOAN AGREEMENT
                           AND REAFFIRMATION AGREEMENT

                  This FIRST AMENDMENT TO LOAN AGREEMENT AND REAFFIRMATION AGREEMENT ("Amendment"), made as of August 28, 1998 is by and among NOMURA ASSET CAPITAL COMPANY, a Delaware corporation, having an address at 2 World Financial Center, Building B, New York, New York 10281-1198, Attention: Christopher Tierney, Telefax Number (212) 667-1666 (together with its successors and assigns, "Lender"), ALS-VENTURE I, INC., a Delaware corporation having an address at c/o Alternative Living Services, Inc., 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005, Attention: Chief Financial Officer, Thomas E. Komula, Telefax Number (414) 789-6182 ("Borrower"), ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation, 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005, Attention: Chief Financial Officer, Thomas E. Komula, Telefax Number (414) 789-6182 ("Guarantor" and "Parent Pledgor", as applicable) and ALS-CLARE BRIDGE, INC., a Delaware corporation, 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("Subsidiary Pledgor"; the "Parent Pledgor" and the "Subsidiary Pledgor" are referred to herein collectively as the "Pledgors").

                                    RECITALS

                  A. Lender and Borrower are parties to that certain Loan Agreement made as of March 31, 1998 (the "Original Loan Agreement") which Original Loan Agreement provides for a loan (the "Loan") from Nomura in the principal amount $31,000,000 which amount may be increased by the Earn-Out Advance, provided the terms of the Loan Agreement are complied with. The Loan is evidenced by a promissory note dated as of March 31, 1998 and executed and delivered by Borrower to Lender. The Loan is secured by, inter alia, real property, improvements thereon and other collateral (collectively, "Property"). Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meaning set forth in the Original Loan Agreement;

                  B. Lender and Borrower desire to amend the Loan Agreement to reflect an additional advance of by Lender to Borrower in the amount of Nineteen Million One Hundred Forty Thousand Dollars ($19,140,000.00) (the "Additional Advance") such that the loan amount is Fifty Million One Hundred Forty Thousand Dollars ($50,140,000.00) and the addition of certain properties as security for the Loan.

                  C. In connection with the foregoing recitals, and as a condition to Lender making the Additional Advance, the parties desire to amend the Original Loan Agreement in the manner set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing recitals, which are by this reference incorporated herein, and for other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1. Exhibits. The Exhibits to the Original Loan Agreement are hereby amended as follows:

                  1.1 Exhibit B. Exhibit B of the Original Loan Agreement is hereby deleted in its entirety and the Exhibit B attached hereto is substituted in its place.

                  1.2 Exhibit G. The fifth paragraph of Exhibit G is hereby deleted in its entirety and the following substituted in its place:

                           The above underwriting assumes that there is no
                  material adverse change anticipated in the operations of any Facility or in the Adjusted Net Operating Income of any Facility from the Closing Date or, as to the Additional Facilities only, the Additional Facilities Closing Date to and including the Stabilization Date.

         2. Recitals. The Recitals of the Original Loan Agreement are hereby amended as follows:

                  2.1 Recital A. Recital A is hereby deleted in its entirety and the following substituted in its place:

                                    WHEREAS, Borrower desires to obtain a loan
                  (the "Loan") from Lender in the maximum principal amount of $50,140,000 (such amount together with the Earn-Out Advance, if any, the "Loan Amount");


         3. Definitions. Section 1.1 of the Original Loan Agreement is hereby amended as follows:

                  3.1 Adjusted Net Operating Income. The definition of "Adjusted Net Operating Income" is hereby deleted in its entirety and replaced with the following:

                                    "Adjusted Net Operating Income" means
                           (calculated for the Facilities or any Facility), for any period, the Net Operating Income for such period reduced by (i) the Capital Reserve Amount, pro rated for the applicable period, (ii) to the extent not reflected in the Net Operating Income, annual base management fees, pro rated for the applicable period, equal to the greater of (y) actual base management fees paid pursuant to the applicable Management Agreement and (z) five percent (5%) of Gross Revenues (provided, however, in no event shall the annual base management fees included in this clause (ii) include any management expenses, such as, but not limited to, accounting expenses, marketing costs, regional and corporate personnel expenses and general corporate overhead, to the extent such expenses are actually reflected in the Net Operating Income), and
                           (iii) an amount necessary to reflect a minimum annual vacancy factor of five percent (5%), pro rated for the applicable period. Notwithstanding the foregoing , to the extent Adjusted Net Operating Income must be calculated for a period which is less than twelve
                           (12) months, Adjusted Net Operating Income shall be calculated for such period on an annualized basis.

                  3.2 Base Adjusted NOI. The definition of "Base Adjusted NOI" is hereby deleted in its entirety.

                  3.3 Closing Date. The definition of the term "Closing Date" is hereby deleted in its entirety and the following substituted in its place:

                           "Closing Date" means March 31, 1998; provided,
                  however, that as used in the definitions of the terms "Assignment of Agreements Borrower", "Assignment of Agreements
                  - Joint Venture"; "Assignment of Leases - Borrower", "Assignment of Leases - Joint Venture", "Manager's Subordination", "Mortgage - Borrower", "Mortgage - Joint Venture", "Permitted Encumbrances" and "Secretary's Certificate" to the extent such terms relate to those Facilities which are Additional Facilities, the terms "Closing Date" shall mean August 28, 1998.


                  3.4 Additional Facilities. The following language is added to Section 1.1:

                           "Additional Facilities" means those Facilities as shown on Exhibit B.

                           "Additional Facilities Closing Date" means August 28, 1998.

                  3.5 Facility. The definition of the term Facility is hereby deleted in its entirety and the following substituted in its place:

                           "Facility" means the Land, Improvements and Equipment and all other Collateral subject to a Related Mortgage and the term "Facilities" means every Facility collectively.

                  3.6 Initial Interest Rate. The definition of the term "Initial Interest Rate" is hereby deleted in its entirety and the following substituted in its place:

                           "Initial Interest Rate" means 7.63% per annum.

                  3.7 Maximum Facility Amount. The defined term of "Maximum Facility Amount" is hereby deleted in its entirety and the following substituted in its place:

                           Maximum Facility Amount means Fifty Eight Million One
                  Hundred Forty Thousand Dollars ($58,140,000.00).

                  3.8 Single-Purpose Entity. The definition of the term "Single-Purpose Entity" is amended to delete clause (xx)(a)(1) in its entirety and substitute the following in its place:

                  (1) do not exceed, at any time, a maximum amount of One Hundred Fifty Thousand Dollars ($150,000) for each Facility (provided, however, the aggregate amount for all Facilities at any one time shall not exceed Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) and

         4. Article II. Article II of the Original Loan Agreement is amended as follows:

                  4.1 Monthly Funding of Sub-Accounts. The following sentence is added as the final sentence to Section 2.11(g):

                  Notwithstanding anything contained herein to the contrary, on the Additional Facilities Closing Date, Borrower shall deposit
                  (i) the amount designated as the "Additional Facilities Initial Basic Carrying Costs Amount" on Exhibit B into the Basic Carrying Costs Sub-Account and (ii) the amount designated as the"Additional Facilities Initial Capital Reserve Amount" on Exhibit B into the Capital Reserve Sub-Account.

                  4.2 Supplemental Mortgage Affidavits. The penultimate sentence of Section 2.14 is hereby deleted and the following substituted in its place:

                  As of the Closing Date and, with respect to the Additional Facilities only, the Additional Facilities Closing Date, Borrower shall have paid all state, county and municipal recording and all other taxes imposed upon the execution and recordation of the Mortgages.

                  4.3      Substitute Property Requirements. Clause (1) of
Section 2.15(b) of the Original Loan Agreement is hereby deleted in its entirety and the following substituted in its place:

                           (1) be a property operated and licensed as an
                  assisted living facility as to which Borrower will hold indefeasible fee simple title free and clear of any lien or other encumbrance except for Permitted Encumbrances;

         5. Article III. Article III of the Original Loan Agreement is hereby amended as follows:

                  5.1 Conditions Precedent to the Making of the Loan. The first sentence of Section 3.1(a) is hereby deleted and the following substituted in its place:

                  As a condition precedent to the making of the Loan, Borrower shall have satisfied the following conditions (unless waived by Lender in accordance with Section 8.4) with respect to each Facility on or before the Closing Date or, as to the Additional Facilities only, as of the Additional Facilities Closing Date (to the extent the term "Closing Date" is used in this Section 3.1 in the context of the Additional Facilities only, "Closing Date" shall mean the Additional Facilities Closing Date):

         6. Representations and Warranties. Article IV of the Original Loan Agreement is hereby amended as follows:

                  6.1      Other Debt and Obligations. The first sentence of
Section 4.1(j) of the Original Loan Agreement is hereby deleted and the following substituted in its place:

                  Borrower has no financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Borrower is a party, or by which Borrower or any Facility is bound, other than unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of such Facility and financing Equipment or vehicles used in the ordinary course of owning and operating the Facility (including capitalized leases of Equipment and vehicles) which trade payables and Equipment and vehicles financing do not exceed a maximum amount of One Hundred Fifty Thousand Dollars ($150,000) for each Facility (provided, however, the aggregate amount for all Facilities at any one time shall not exceed Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) and, with respect to the trade payables, are paid within thirty (30) days of the date incurred, and other than obligations under the Mortgage and the other Loan Documents.

                  6.2 Survival of Representations and Warranties. The first sentence of Section 4.2 is hereby deleted in its entirety and the following substituted in its place:

                  Borrower agrees that (i) all of the representations and warranties made by Borrower set forth in this Agreement and in the other Loan Documents delivered on the Closing Date are made as of the Closing Date (except as expressly otherwise provided); provided, however, that the representations and warranties made by Borrower set forth in this Agreement and in the other Loan Documents with respect to the Additional Facilities are made as of the Additional Facilities Closing Date and (ii) all representations and warranties made by Borrower shall survive the delivery of the Note and continue for so long as any amount remains owing to Lender under this Agreement, the Note or any of the other Loan Documents; provided, however, that the representations, warranties and covenants set forth in Section 4.1(v) and

                  Sections 5.1(d) through 5.1(i), inclusive, shall survive in perpetuity and shall not be subject to the exculpation provisions of Section 8.14.

         7. Covenants. Article VII of the Original Loan Agreement is hereby amended as follows:

                  7.1 Security Deposits. Section 5.1(z) of the Original Loan Agreement is hereby amended to add the following at the end of such section:

                  Notwithstanding the foregoing, any security deposits collected by Borrower shall be held and administered in accordance with applicable laws governing the use and operation of living facilities.

         8. Negative Covenants. Article VI of the Original Loan Agreement is hereby amended as follows:

                  8.1 Other Borrowings. The first sentence of Section 6.1(c) of the Original Loan Agreement is hereby deleted in its entirety and the following substituted in its place:

                  Incur, except for unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of the Facilities and financing of Equipment or vehicles used in the ordinary course of owning and operating the Facilities (including capitalized leases of such Equipment or vehicles) which trade payables and Equipment or vehicles financings do not exceed, at any time a maximum amount of One Hundred Fifty Thousand Dollars ($150,000) for each Facility (provided, however, the aggregate amount for all Facilities at any one time shall not exceed Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) for all the Facilities and, with respect to the trade payables, are paid within thirty (30) days of the date incurred, create, assume, become or be liable in any manner with respect to Other Borrowings.

                  8.2 Change in Business. Section 6.1(d) of the Original Loan Agreement is hereby deleted in its entirety and the following substituted in its place:

                           Change In Business. Cease to be a Single-Purpose
                  Entity or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business and activities closely related to and compatible with assisted living or, in the case of the Facilities located in New York, congregate care; provided, however, Borrower may offer additional services not offered on the Closing Date and, as to the Additional Facilities only, the Additional Facilities Closing Date to the extent permitted with respect to assisted living facilities, or with respect to the Facilities located in New York, congregate care facilities under applicable Legal Requirements.

         9. Miscellaneous. Article VIII of the Original Loan Agreement is hereby amended as follows:

                  9.1 Notices. The second sentence of Section 8.6 is hereby deleted in its entirety and the following substituted in its place:

                  A copy of all notices, consents, approvals and requests directed to Lender shall be delivered concurrently to each of the following: Dechert Price & Rhoads, 90 State House Square, Hartford, Connecticut 06103, Attention: John J. Gillies, Jr., Esquire, Telefax Number 860/524-3930; Two World Financial Center, Building B, New York, New York 10281-1198, Attention:
                  Christopher Tierney, Telefax Number (212) 667-1666; The Capital Company of America Client Services LLC, 600 East Las Collinas Boulevard, Suite 1300, Irving, Texas 75039,
                  Attention: Legal Counsel, Telefax Number 972/401-8556; and Two World Financial Center, Building B, New York, NY 10281-1198,
                  Attention: Barry Funt, General Counsel, Telefax Number (212) 667-1206; copies of notices to Borrower shall be delivered concurrently to each of the following: David Boitano, Alternative Living Services, Inc., 1201 Pacific Avenue, Suite 1800, Tacoma, Washington 98402, Telefax Number (253) 383-0855, Alan C. Leet, Rogers & Hardin, 2700 International Tower, Peachtree Center, 229 Peachtree Street, N.E., Atlanta, Georgia 30303, Telefax Number (404) 525-2224, and Mark W. Ohlendorf, Alternative Living Services, Inc., 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005, Telefax Number (414) 789-6182.

         10. Ratification and Reaffirmation. Each of Borrower, Guarantor and Pledgors hereby ratify and confirm, and reaffirm in all respects and without condition, all of the terms, covenants and conditions set forth in the Loan Documents to which each is bound and hereby respectively agree as follows:

                  10.1 Borrower remains unconditionally liable to Lender in accordance with the terms, covenants and conditions of the Loan Documents, all Collateral, Liens, and other security interests and pledges created pursuant thereto or referred to therein shall continue unimpaired and in full force and effect and shall continue to secure all of the existing and future Indebtedness due under the Original Loan Agreement.

                  10.2 Guarantor remains unconditionally liable to Lender in accordance with the terms, covenants and conditions of the Guaranty and Suretyship Agreement, the Environmental Indemnity Agreement, Equity Pledge Agreement and any other Loan Document by which Guarantor is bound.


                  10.3 Subsidiary Pledgor remains unconditionally liable to Lender in accordance with the terms, covenants and conditions of the Equity Pledge Agreement and any other Loan Document by which Subsidiary Pledgor is bound.

                  10.4 Borrower, Guarantor and Subsidiary Pledgor agree that the Loan Documents, as so modified, remain in full force and effect as of the date hereof, and nothing herein contained shall be construed to impair the security or affect the first priority of the lien of any mortgage, nor impair any rights or powers which Lender or its successors may have for nonperformance of any term of any of the Loan Documents. All Collateral, Liens and other security interests and pledges created pursuant to, or referred to in, the Loan Documents shall continue unimpaired and in full force and effect and shall continue to secure all of the existing and future Indebtedness due under the Original Loan Agreement.

         11. Representations and Warranties. Borrower, Guarantor and Pledgors acknowledge and agree that any and all representations and warranties (including, without limitation, the Single-Purpose Entity representations and warranties) contained in the Original Loan Agreement and all the other Loan Documents shall be deemed to be remade as of the date hereof. Further, Borrower, Guarantor and Pledgors represent and warrant that there are no existing or pending Defaults or Events of Default under the Loan Agreement or any other Loan Document.

         12. Severability. In case any provision of this Amendment shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         13. No Modification Except in Writing. None of the terms of this Amendment may be modified, waived, altered, amended, supplemented, extended, consolidated, replaced, exchanged or otherwise changed except by an instrument in writing duly executed by all of the parties hereto.

         14. Further Assurances. Borrower, Guarantor and Subsidiary Pledgor shall execute and deliver such further instruments and perform such further acts as may be requested by Lender from time to time to confirm the provisions of this Amendment and the Loan Documents, to carry out more effectively the purposes of this Amendment and the Loan Documents, or to confirm the priority of any Lien created by any of the Loan Documents.

         15.      Miscellaneous.

                  15.1 This Amendment constitutes the entire agreement among the parties concerning its subject matter.

                  15.2 This Amendment shall inure to the benefit of and be binding upon the parties and their respective heirs, successors and assigns.

                  15.3 This Amendment may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  15.4 This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to New York's principles of conflict of law).

                  14.5 Any reference to the Loan Agreement in any of the Loan Documents shall hereafter mean the Original Loan Agreement as amended by this Amendment as the same may be subsequently amended, modified, altered, supplemented, extended, consolidated, replaced, exchanged or otherwise changed.

                        [Signatures Appear On Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this SECOND AMENDMENT TO LOAN AGREEMENT AND REAFFIRMATION AGREEMENT to be duly executed by their duly authorized representatives, all as of the day and year first above written.


                                    LENDER:


                                    NOMURA ASSET CAPITAL CORPORATION, a
                                    Delaware corporation


                                    By:
                                       ---------------------------------
                                         Name:
                                         Title:


                                    BORROWER:

                                    ALS-VENTURE I, INC., a Delaware
                                    corporation


                                    By:
                                       ---------------------------------
                                       David Boitano
                                       Vice President



                                    GUARANTOR / PARENT PLEDGOR:

                                    ALTERNATIVE LIVING SERVICES, INC.,
                                    a Delaware corporation


                                    By:
                                       ---------------------------------
                                       David Boitano
                                       Vice President


                                    SUBSIDIARY PLEDGOR:

                                    ALS-CLARE BRIDGE, INC., a Delaware
                                    corporation


                                    By:
                                       ---------------------------------
                                       David Boitano
                                       Vice President

                                    EXHIBIT B

                             Additional Definitions


Initial Basic Carrying Costs Amount                           $48,670.42 *

Initial Capital Reserve Amount                                $14,843.75 **

Additional Facilities Initial Basic Carrying Costs Amount     $35,451.71 *

Additional Facilities Initial Capital Reserve Amount          $7,333.33 **


ALLOCATED LOAN AMOUNTS
----------------------

         1.       Clare Bridge
                  Tallahassee, Florida                        $2,894,000.00

         2.       Clare Bridge
                  Tempe, Arizona                              $4,214,000.00

         3.       Clare Bridge
                  Winston-Salem, North Carolina               $3,014,000.00

         4.       Crossings
                  Colorado Springs, Colorado                  $4,615,000.00

         5.       Crossings
                  Pueblo, Colorado                            $3,839,000.00

         6.       Crossings
                  Twin Falls, Idaho                           $4,408,000.00

         7.       WovenHearts
                  Blaine, Minnesota                           $1,032,000.00

         8.       WovenHearts
                  Inver Grove Heights, Minnesota              $1,039,000.00

         9.       Clinton Village
                  Sherman Brook, New York                     $1,760,000.00

         10.      Summer Field Village
                  Syracuse, New York                          $4,185,000.00

         11.      Sterling House of Alliance
                  Alliance, Ohio                              $1,900,000.00

         12.      Sterling House of Columbus
                  Columbus, Indiana                           $2,090,000.00

         13.      Sterling House of Evansville
                  Evansville, Indiana                         $2,030,000.00

         14.      Sterling House of Marion
                  Marion, Indiana                             $2,050,000.00

         15.      Sterling House of Sun City
                  Sun City, Florida                           $2,340,000.00

         16.      Sterling House of Beavercreek
                  Beaver Creek, Ohio                          $2,100,000.00

         17.      WovenHearts of La Crosse (I) and (II)
                  La Crosse, Wisconsin                        $3,310,000.00

         18.      Clare Bridge of Oro Valley
                  Oro Valley, Arizona                         $3,320,000.00


LEASED FACILITIES             OPERATOR                   ADDRESS
-----------------             --------                   -------

Clare Bridge               Clare Bridge of           1610 East Guadalupe Road
Tempe, AZ                  Tempe, L.P.               Tempe, AZ 85283

Crossings                  Crossings of Colorado     2780 Vickers Drive
Colorado Springs, CO       Springs L.P.              Colorado Springs, CO 80918

Crossings                  Crossings of              4723 Surfwood Lane
Pueblo, CO                 Pueblo, L.P.              Pueblo, CO 81005

Crossings                  Crossings of Twin Falls   1367 Locust Street North
Twin Falls, ID             L.P.                      Twin Falls, ID 83301

WovenHearts                WovenHearts of Blaine     1005 Paul Parkway
Blaine, MN                 L.P.                      Blaine, MN 55434

WovenHearts                WovenHearts of Inver      5891 Carment Avenue
Inner Grove Heights, MN    Grove Heights L.P.        Inner Grove Heights, MN 55076

Sterling House of          Sterling Marion/Alliance  1277 S. Sawburg Avenue
Alliance                   LLC                       Alliance Corp.

Sterling House of          Wiltshire Development,    2564 Foxpointe Drive,
Columbus                   L.L.C.                    Columbus, Indiana

Sterling House of          Rosebery Development,     6521 Greendale Drive,
Evansville                 L.L.C.                    Evansville, Indiana

Sterling House of Marion   Sterling of Marion/       2452 W. Kem Road
                           Alliance LLC              Marion, Indiana

Sterling House of          Sterling of Sun City      758 Cortaro Drive
Sun City                   LLC                       Sun City, Florida

Sterling House of          Sterling of Beavercreek   3839 Indian Ripple Road
Beavercreek                LLC                       Beaver Creek, Ohio

WovenHearts of             Sterling Cottage of       3161 E. Avenue South
LaCrosse (I)               LaCrosse L.P.             La Crosse, Wisconsin

WovenHearts of             WovenHearts of            3141 E. Avenue South
LaCrosse (II)              LaCrosse L.P.             La Crosse, Wisconsin

Clare Bridge of            Clare Bridge of Oro       10175 N. Oracle Road
Oro Valley (I)             Valley L.P.               Oro Valley, Arizona


NONLEASED FACILITIES                                       ADDRESS
--------------------                                       -------

Clinton Village                                       100 Summerfield Village Lane
Sherman Brook, NY                                     Syracuse, NY 13215

Summer Field Village                                  99 Brookside Drive
Syracuse, NY                                          Clinton, NY 13323

Clare Bridge                                          1980 Centre Pointe Boulevard
Tallahassee, FL                                       Tallahassee, FL 32308

JOINT VENTURE FACILITIES          JOINT VENTURE                       ADDRESS
------------------------          -------------                       -------


Clare Bridge                  Clare Bridge of Winston-  275 South Peace Haven Road
Winston-Salem, NC             Salem, LLC                Winston-Salem, NC 27104


SUBLEASED FACILITIES

Clare Bridge Tempa, Arizona; Clare Bridge of Oviedo (I); Sterling House of Sun City; Clare Bridge of Oro Valley

* The Initial Basic Carrying Costs and the Additional Facilities Initial Basic Carrying Costs are allocated among the Facilities as follows:

Facility                                Real Estate               Insurance
                                        Taxes                     Premiums
1.       Clare Bridge
         Tallahassee, FL                $4,750.00                 $  638.08

2.       Clare Bridge
         Tempe, Arizona                 $3,050.00                 $  635.00

3.       Clare Bridge
         Winston-Salem, NC              $3,291.67                 $  638.08

4.       Crossings
         Colorado Springs, CO           $4,600.00                 $  640.00

5.       Crossings
         Pueblo, CO                     $4,600.00                 $  640.00

6.       Crossings
         Twin Falls, ID                 $5,250.00                 $  640.00

7.       WovenHearts
         Blaine, MN                     $1,400.00                 $  196.67

8.       WovenHearts
         Inver Grove Heights, MN        $1,400.00                 $  195.63

9.       Clinton Village
         Sherman Brook, NY              $4,750.00                 $  638.00

10.      Summer Field Village
         Syracuse, NY                                $9,675.00       $1,050.00

11.      Sterling House of Alliance                  $3,068.58       $  669.50
         Alliance, Ohio

12.      Sterling House of Columbus                  $669.50         $3,068.58
         Columbus, Indiana

13.      Sterling House of Evansville                $669.50         $3,068.58
         Evansville, Indiana

14.      Sterling House of Marion                    $669.50         $3,068.58
         Marion, Indiana

15.      Sterling House of Sun City                  $836.88         $3,068.58
         Sun City, Florida

16.      Sterling House of Beavercreek               $682.50         $3,128.17
         Beaver Creek, Ohio

17.      WovenHearts of LaCrosse (I) and (II)        $875.00         $6,883.33
         La Crosse, Wisconsin

18.      Clare Bridge of Oro Valley (I)              $608.25         $4,416.67
         Oro Valley, Arizona

**       The Initial Capital Reserve Amount and the Additional Facilities
Initial Capital Reserve Amount are allocated as follows:

         Clinton Village                             $10,625.00
         Summer Field Village                        $ 4,218.75
         Sterling House of Alliance                  $   875.00
         Sterling House of Columbus                  $   875.00
         Sterling House of Evansville                $   875.00
         Sterling House of Marion                    $   875.00
         Sterling House of Sun City                  $   875.00
         Sterling House of Beavercreek               $   875.00
         WovenHearts of LaCrosse (I) and (II)        $ 1,291.67
         Clare Bridge of Oro Valley (I)              $   791.67



DOING BUSINESS AS NAMES

Crossings at Summerfield
Crossings at Sherman Brook
Clare Bridge of Tempe
Crossings at Twin Falls
Crossings at Colorado Springs
Crossings at Pueblo
WovenHearts of Blaine
WovenHearts of Inver Grove Heights
Clare Bridge of Winston-Salem
Clare Bridge of Tallahassee
Sterling House
WovenHearts
Clare Bridge


ADDITIONAL FACILITIES

1.       Sterling House of Alliance
         Alliance, Ohio

2.       Sterling House of Columbus
         Columbus, Ohio

3.       Sterling House of Evansville
         Evansville, Illinois

4.       Sterling House of Marion
         Marion, Indiana

5.       Sterling House of Sun City
         Sun City, Florida

6.       Sterling House of Beavercreek
         Beaver Creek, Ohio

7.       Woven Hearts of LaCrosse (I) and (II)
         LaCrosse, Wisconsin

8.       Clare Bridge of Oro Valley
         Oro Valley, Arizona